RBB BANCORP

NASDAQ: RBB

2023 Second Quarter Earnings Results

July 24, 2023

Disclosure Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often include the words "believes," "expects," "anticipates," "estimates," "forecasts," "intends," "plans," "targets," "potentially," "probably," "projects," "outlook" or similar expressions or future or conditional verbs such as "may," "will," "should," "would" and "could" and the negative of these terms and similar words, although some forward-looking statements may be expressed differently. Forward-looking statements also include, but are not limited to, statements regarding plans, objectives, expectations or consequences of announced transactions, known trends and statements about future performance, operations, products and services of RBB Bancorp (RBB or the Company) and its subsidiaries.

These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations or projections. Such risks and uncertainties and other factors include, but are not limited to, adverse developments or conditions related to or arising from: (1) business and economic conditions generally and in the financial services industry, nationally and within our current and future geographic markets, including the tight labor market, ineffective management of the U.S. federal budget or debt or turbulence or uncertainly in domestic of foreign financial markets; (2) the strength of the United States economy in general and the strength of the local economies in which we conduct operations; (3) possible additional provisions for loan losses and charge-offs; (4) credit risks of lending activities and deterioration in asset or credit quality; (5) extensive laws and regulations and supervision that we are subject to, including potential supervisory action by bank supervisory authorities; (6) increased costs of compliance and other risks associated with changes in regulation, including any amendments to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"); (7) compliance with the Bank Secrecy Act and other money laundering statutes and regulations; (8) potential goodwill impairment; (9) liquidity risk; (10) fluctuations in interest rates; (11) the transition away from the London Interbank Offering Rate ("LIBOR") and related uncertainty as well as the risks and costs related to our adopted alternative reference rate, including the Secured Overnight Financing Rate ("SOFR"); (12) risks associated with acquisitions and the expansion of our business into new markets; (13) inflation and deflation; (14) real estate market conditions and the value of real estate collateral; (15) environmental liabilities; (16) our ability to compete with larger competitors; (17) our ability to retain key personnel; (18) successful management of reputational risk; (19) severe weather, natural disasters, earthquakes, fires; or other adverse external events could harm our business; (20) geopolitical conditions, including acts or threats of terrorism, actions taken by the United States or other governments in response to acts or threats of terrorism and/or military conflicts, including the war between Russia and Ukraine, which could impact business and economic conditions in the United States and abroad; (21) public health crises and pandemics, including the COVID-19 pandemic, and their effects on the economic and business environments in which we operate, including our credit quality and business operations, as well as the impact on general economic and financial market conditions; (22) general economic or business conditions in Asia, and other regions where the Bank has operations; (23) failures, interruptions, or security breaches of our information systems; (24) climate change, including any enhanced regulatory, compliance, credit and reputational risks and costs; (25) cybersecurity threats and the cost of defending against them; (26) our ability to adapt our systems to the expanding use of technology in banking; (27) risk management processes and strategies; (28) adverse results in legal proceedings; (29) the impact of regulatory enforcement actions, if any; (30) certain provisions in our charter and bylaws that may affect acquisition of the Company; (31) changes in tax laws and regulations; (32) the impact of governmental efforts to restructure the U.S. financial regulatory system; (33) the impact of future or recent changes in the Federal Deposit Insurance Corporation ("FDIC") insurance assessment rate of the rules and regulations related to the calculation of the FDIC insurance assessment amount; (34) the effect of changes in accounting policies and practices or accounting standards, as may be adopted from time-to-time by bank regulatory agencies, the U.S. Securities and Exchange Commission ("SEC"), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board ("FASB") or other accounting standards setters, including Accounting Standards Update ("ASU" or "Update") 2016-13 (Topic 326, "Measurement of Current Losses on Financial Instruments, commonly referenced as the Current Expected Credit Losses Model ("CECL") model, which changed how we estimate credit losses and may further increase the required level of our allowance for credit losses in future periods; (35) market disruption and volatility; (36) fluctuations in the Bancorp's stock price; (37) restrictions on dividends and other distributions by laws and regulations and by our regulators and our capital structure; (38) issuances of preferred stock; (39) our ability to raise additional capital, if needed, and the potential resulting dilution of interests of holders of our common stock; (40) the soundness of other financial institutions; and (41) other risks detailed from time to time in our filings with the Securities and Exchange Commission (the "SEC") including our Quarterly Reports on Form 10-Q and our Annual Reports on Form 10-K, all of which could cause actual results to differ from those set forth in the forward-looking statements.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

There can be no assurance that other factors not currently anticipated by us will not materially and adversely affect our business, financial condition and results of operations. You are cautioned not to place undue reliance on our forward looking statements, which reflect management's analysis and expectations only as of the date of such statements. Forward looking statements speak only as of the date they are made, and we do not intend, and undertake no obligation, to publicly revise or update forward looking statements, whether as a result of new information, future events or otherwise, except as required by federal securities law.

Non-GAAP Financial Measures

Certain financial information in this presentation has not been prepared in accordance with U.S. generally accepted accounting principles ("GAAP") and is presented on a non-GAAP basis. Investors should refer to the reconciliations included in this presentation and should consider the Company's non-GAAP measures in addition to, not as a substitute for or superior to, measures prepared in accordance with GAAP. These measures may not be comparable to similarly titled measures used by other companies.

Corporate Governance Enhancements

Strengthened Senior Management Bench	Transformed Board of Directors
Former senior executives including CEO and CLO resigned in 2022	9 out of 12 Independent Directors who served prior to the Board-directed internal investigation did not stand for re-election or were not nominated at or prior to the June 2023 Annual Shareholders Meeting
October 2022 - Interim to permanent CEO	6 out of 10 Independent Board of Directors who were elected at the June 2023 Annual Shareholders Meeting are new members who together represent a plethora of knowledge in regulatory, executive leadership, banking, financial services, wealth management and risk management
December 2022 - New Chief Administrative Officer joined	Two Independent Directors joined in May 2022
March 2023 - New CFO joined	Two Independent Directors joined in May 2023
June 2023 - New President & Chief Banking Officer joined	Two Independent Directors were elected at the June 2023 Annual Shareholders Meeting

Enhanced Corporate Governance Policies and Standards

- Adopted an enhanced director independence standard per NASDAQ and SEC requirements
- Appointed an independent, non-executive Board Chair
- Updated Board Committee Charters
- Adopted a more stringent Code of Ethics
- Updated Insider Trading and Whistleblower policies
- Board Compensation Committee engaged a 3rd party advisory firm to review and advise with respect to executive compensation best practices

2nd Quarter 2023 | Financial Highlights

($ in thousands, except per share data)	4Q22	1Q23	2Q23
Earnings & Profitability			
EPS	$0.92	$0.58	$0.58
Net Income	$17,581	$10,970	$10,949
Pre-Provision Net Revenue*	$27,189	$17,552	$15,902
Net Interest Margin	4.26%	3.70%	3.37%
Efficiency Ratio	34.24%	51.86%	53.80%
ROAA, annualized	1.80%	1.12%	1.08%
ROTCE*, annualized	17.33%	10.66%	10.33%
Balance Sheet & Capital			
Total Gross HFI Loans	$3,336,449	$3,342,416	$3,195,995
Total Deposits	$2,977,683	$3,151,062	$3,175,416
CET1 Ratio	16.03%	16.33%	16.91%
TCE Ratio*	10.65%	10.40%	10.64%
Tangible Book Value per Share*	$21.58	$22.10	$22.40
Asset Quality			
Provision for Credit Losses	$1,887	$2,014	$380
Net Loan Charge-offs	$85	$157	$580
Criticized Loans	$104,178	$166,745	$98,222
Total Loan ACL/Funded HFI Loans	1.23%	1.29%	1.35%
NPAs/Total Assets	0.61%	0.66%	1.04%

Highlights

Net Income	EPS
$10.9 million	$0.58
PPNR*	ROTCE*
$15.9 million	10.3%
Net Loan to Deposit Ratio	NIM
99.3%	$3.37%
Criticized loans	NPL
$98.2 million	$41.9 million

* See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company's Earnings Press Release

Strategically Well Managed Balance Sheet

($ in thousands, except per share data)	12/31/22	3/31/23	6/30/23
Cash and cash equivalents & ST investments	$ 84,148	$ 231,303	$ 246,925
AFS debt securities	256,830	293,371	391,116
HTM debt securities	5,729	5,722	5,718
HFS loans	---	---	555
Total gross HFI loans	3,336,449	3,342,416	3,195,995
Allowance for credit losses	(41,076)	(43,071)	(43,092)
Net HFI loans	3,295,373	3,299,345	3,152,903
Other assets	276,978	280,343	278,401
Total assets	**$ 3,919,058**	**$ 4,110,084**	**$ 4,075,618**
Total deposits	$ 2,977,683	$ 3,151,062	$ 3,175,416
FHLB advances	220,000	220,000	150,000
LT debt and subordinated debentures	188,305	188,504	188,703
Other liabilities	48,507	55,761	61,209
Total liabilities	**$ 3,434,495**	**$ 3,615,327**	**$ 3,575,328**
Total shareholders' equity	**$ 484,563**	**$ 494,757**	**$ 500,290**
Book value per share	$ 25.55	$ 26.05	$ 26.34
Tangible book value per share*	$ 21.58	$ 22.10	$ 22.40
Tangible common equity ratio*	10.7%	10.4%	10.6%
Net loans to deposits ratio	110.7%	104.7%	99.3%



Net loans to deposits ratio
$ in Millions
110.7%
$3,295
$2,978
$3,299
104.7%
$3,151
$3,153
99.3%
$3,175
12/31/22
3/31/23
6/30/23
Net loans
Deposits
Net loans to deposits ratio

- Cash and investment securities increased
- Net loans to deposits ratio decreased to 99.3%
- Deposits increased while borrowing decreased

* See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company's Earnings Press Releases.

Diversified Loan Portfolio

- $3.2 billion total HFI loans as of 6/30/23
- Diversified across industry lines
  - SFR[1] - Mainly non-QM loans
  - C&I - Majority secured by assets
  - SBA - Primarily SBA 7(a) loans for business acquisition or working capital
- 55.8% Fixed rate and 44.2% Variable rate[3]
- Annualized yield on HFI loans of 6.23% for the second quarter of 2023

Loan Portfolio Composition as of 6/30/23

By Business Line:



SFR[1]
49%
CRE[2]
45%
C&I
4%
SBA
2%

By Collateral Type:



CRE (Owner-Occupied)
9.4%
C&I
2.1%
Consumer & Other
0.3%
C&D
6.9%
CRE (Non-Owner-Occupied)
11.7%
1-4 Family
53.3%
Multifamily
16.3%

RBB BANCORP 皇佳商業金控

(1) Excludes HFS Loans
(2) Includes construction and land development loans
(3) Fixed rate loans include loans that have initial fixed rate terms prior to converting to variable rate loans

Commercial Real Estate : Office Portfolio


LTV Distribution
$ in Thousands
$9,158
$4,066
$19,273
$3,376
$130
$8,910
<45%
45%-55%
55%-65%
65%-75%
75%-85%
>85%


Region Breakdown
NY, $1,098
NV, $60
Other Regions, $9,005
CA, $18,112
IL, $16,638
CA
IL
Other Regions
NY
NV

- CRE Office exposure is $45 million : 3.8% of CRE portfolio and 1.4% of total loans

- LTV distribution:
  - Average weighted LTV ~57%
  - Over 70% of loans with LTV <65%

- Regional distribution : ~ 80% of properties located within primary service areas

RBB BANCORP

Business Line Profile: CRE | C&D

As of 6/30/23

CRE Loans

$1,183.4 million



Single Family 6.9%
Other Owner Occupied 22.1%
Multifamily 43.7%
Other Non-Owner Occupied 27.3%

C&D Loans

$256.9 million



Land Development 12.5%
Commercial Construction 28.5%
Residential Construction 59.0%

CRE and C&D Portfolio ($mm)



$276.9
$281.2
$256.9
$1,312
$1,288
$1,183
12/31/22
3/31/23
6/30/23
CRE Loans
C&D Loans

Residential Mortgage Portfolio as of 6/30/23

Distribution by Geography



SoCal
NY
NorCal
IL
NJ
NV
Other
IL 4%
NV 1%
Other 1%
NJ 2%
NorCal 6%
SoCal 40%
NY 46%
$1.55 billion Residential Mortgage Loans

Distribution by LTV



<=50
>50, <=55
>55, <=60
>60, <=65
>65, <=70
>70
>70 9%
<=50 16%
>50, <=55 8%
>55, <=60 21%
>60, <=65 16%
>65, <=70 30%
$457,782 Avg. loan size
61.% Avg. LTV

RBB BANCORP

Business Line Profile: C&I | SBA

As of 6/30/23:

C&I Loans

$131.5 million


Shared Nat'l Credits 3.6%
Credit Lines 96.4%

SBA Loans

$53.5 million


Unguaranteed Unsecured 1.9%
Guaranteed 11.0%
Unguaranteed Secured by RE 87.0%

C&I and SBA Portfolio ($mm)


$61.4
$201.2
$58.5
$156.0
$53.5
$131.5
12/31/22
3/31/23
6/30/23
C&I Loans
SBA Loans

Unguaranteed SBA Loans:

By Business:


Other Real Estate 46.8%
Gas Stations 7.3%
Hotel/Motels 45.9%

By Location:


Other 9.6%
Nevada 6.5%
Oregon 6.7%
Washington 7.3%
Texas 7.8%
California 62.2%

RBB Bancorp

Deposits

Uninsured Deposits



12/31/22
41%
59%
3/31/23
35%
65%
6/30/23
29%
71%
Uninsured Deposits
Insured Deposits

- Solid organic growth from retail deposit
- Uninsured deposits decreased to 29% of total deposits as of 6/30/23
- $394.7 million or 12.4% of deposit accounts have banking relationships with RBB exceeding 10 years

Historical Monthly Deposit Trends ($ millions)



$2,978
$3,019
$3,015
$3,151
$3,112
$3,160
$3,175
12/31/22
1/31/23
2/28/23
3/31/23
4/30/23
5/31/23
6/30/23
Total Deposits
Brokered Deposits

Allowance for Credit Losses & Credit Costs



Allowance for Credit Losses
$ in Thousands
$41,076
1.23%
$43,071
1.29%
$43,092
1.35%
12/31/22
3/31/23
6/30/23
ACL
ACL / Funded loans ratio



Provision for Credit Losses & Net Charge-Offs
$ in Thousands
$1,887
$86
$2,014
$157
$380
$580
0.07%
4Q22
1Q23
2Q23
Provision for Credit Losses
Net Charge-offs
Net Charge-offs to average loans ratio

- Provision for credit losses of $380 thousand in 2Q23, decreased from $2 million in 1Q23:
  - ~$2.1 million decrease resulting mainly from $146 million decrease in loan portfolio
  - ~ $220 thousand decrease resulting from decrease in loan commitment
  - ~ $740 thousand increase of qualitative adjustment
  - ACL / Funded loans ratio increased to 1.35% at 6/30/23 from 1.29% at 3/31/23

- Net charge-offs of $580 thousand in 2Q23, increased from $157 thousand in 1Q23

Asset Quality Metrics : Non-Performing Assets



Total NPA / Total Assets
$ in Thousands
$24,100
$27,013
$42,439
0.61%
0.66%
1.04%
12/31/22
3/31/23
6/30/23
Non-performing loans
OREO
NPA / Total Assets



Non-Performing Loans by Region
Other Regions 6%
NY 1%
CA 93%
CA
NY
Other Regions



Non-Performing Loans by Type
Mortgage & Consumer $16,553 39%
C&I $2,811 7%
CRE $22,498 54%
CRE
C&I
Mortgage & Consumer

- Non-performing assets / Total Assets increased to 1.04% at 6/30/23 from 0.66% at 3/31/23 primarily due to one CRE office loan (~ 9 million) and two residential mortgage loans (total ~ 8 million)

- Average weighted LTV of non-performing loans is 69%. Break down by loan type:
  - CRE loan 75% LTV
  - C&I loan 58% LTV
  - Mortgage and consumer loan 63% LTV

Asset Quality Metrics : Loan Classifications and Delinquencies



Special Mention Loans & Classified Loans
$ in Thousands
$104,178
$61,966
$42,212
$166,745
$77,716
$89,029
$98,222
$74,072
$24,150
12/31/22
3/31/23
6/30/23
Special Mention
Classified



Special Mention Loans & Classified Loans by Type
$ in Thousands
$62,395
$14,836
$20,991
CRE
C&I
Mortgage & Consumer
Special Mention
Classified



30-89 days delinquent loans
$ in Thousands
$15,249
$14,288
$7,242
12/31/22
3/31/23
6/30/23
30-89 days delinquent loans

- Special mention loans decreased to $24.2 million at 6/30/23 from $89.0 million at 3/31/23, mainly due to upgrade of a large loan (~$55 million) to pass grade in 2Q23
- Substandard loans decreased to $74.0 million at 6/30/23 from $77.7 million at 3/31/23, mainly due to loan payoffs in 2Q23
- 30-89 days delinquent loans decreased to $7.2 million at 6/30/23 from $14.3 million at 3/31/23

Noninterest Income Detail


$ in millions
$2.35
$2.36
$2.49
$0.13
$0.04
$0.02
$0.34
$0.34
$0.34
$0.58
$0.73
$0.61
$1.31
$1.26
$1.53
4Q22
1Q23
2Q23
Service Charges, fees and other (1)
Loan servicing fees
BOLI
Other (2)

- 2Q23 noninterest income of $2.5mm, up from $2.4mm in 1Q23, mainly due to increase in wealth management commissions and fees on deposit accounts
- 2Q23 loan servicing fees decreased from 1Q23, mainly due to decrease in loans that bank services

RBB Bancorp

(1) Includes fees on deposit accounts, safe deposit box rent, and wealth management commission
(2) Includes gain on sale of loans and unrealized (loss)/gain on derivatives

Operating Expense & Efficiency


Noninterest Expense
$ in millions
$14.16
$2.61
$1.05
$1.20
$2.36
$6.93
$18.91
$2.34
$3.01
$1.30
$2.40
$9.86
$18.52
$2.53
$2.87
$1.36
$2.43
$9.33
4Q22
1Q23
2Q23
Salaries and employee benefits
Occupancy and equipment
Data processing
Legal and professional
Other


Total Revenue & Efficiency Ratio
$ in millions
34.24%
51.86%
53.80%
$41.35
$36.46
$34.42
4Q22
1Q23
2Q23
Total Revenue
Efficiency Ratio


NIE / Avg Assets Ratio
$ in millions
0.36%
0.48%
0.46%
$14.16
$18.91
$18.52
4Q22
1Q23
2Q23
Noninterest expense
NIE / Avg Assets Ratio

- 2Q23 noninterest expense of $18.5mm, decreased from $18.9mm in 1Q23
- Noninterest expense as of total average asset decreased to 0.46% in 2Q23 from 0.48% in 1Q23
- 2Q23 efficiency ratio was 53.80%, up from 51.86% in 1Q23, mainly due to reduced total revenue
- 2Q23 salary and employee benefit decreased by $530 thousand from 1Q23

Accumulation of Strong Capital Ratios

CET1 Capital Ratio


16.03%
16.33%
16.91%
6.50%
6.50%
6.50%
12/31/22
3/31/23
6/30/23
CET1 Capital Ratio
Well capitalized level

Tangible Common Equity Ratio*


10.65%
10.40%
10.64%
12/31/22
3/31/23
6/30/23
Tangible Common Equity Ratio

Total Capital Ratio


24.27%
24.58%
25.27%
10.00%
10.00%
10.00%
12/31/22
3/31/23
6/30/23
Total Capital Ratio
Well capitalized level

Leverage Ratio


11.67%
11.61%
11.60%
5.00%
5.00%
5.00%
12/31/22
3/31/23
6/30/23
Leverage Ratio
Well capitalized level

- Accumulation of capital over quarters
- Remains some of the strongest capital ratios among peer banks
- No stock buybacks during 2Q23
- Capital return of quarterly common stock dividend of $0.16/share, equivalent to $0.64 per share annualized

RBB Bancorp

* See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company's Earnings Press Releases.

RBB BANCORP
皇佳商業金控

Appendix: Non-GAAP Reconciliations

Non-GAAP Reconciliation: Pre-Provision Net Revenue

Some of the financial measures included in this presentation are not measures of financial performance recognized by GAAP. These non-GAAP financial measures include "pre-provision net revenue." Our management uses these non-GAAP financial measures in its analysis of our performance and believes these are helpful to investors as an additional tool for further understanding our performance. The following table provides clarity to financial statement users regarding the ongoing performance of the Company and allow comparability to prior periods:

($ in thousands)	4Q22	1Q23	2Q23
Net interest income before provision for credit losses	$38,993	$34,101	$31,926
Total noninterest income	2,352	2,362	2,493
Total revenue	**$41,345**	**$36,463**	**$34,419**
Total noninterest expense	14,156	18,911	18,517
Pre-provision net revenue	**$27,189**	**$17,552**	**$15,902**

Non-GAAP Reconciliation: Tangible Common Equity and Tangible Assets

Some of the financial measures included in this presentation are not measures of financial performance recognized by GAAP. These non-GAAP financial measures include "tangible common equity to tangible assets," "tangible book value per share," and "return on average tangible common equity." Our management uses these non-GAAP financial measures in its analysis of our performance and believes these are helpful to investors as an additional tool for further understanding our performance. The following table reconciles shareholders' equity (on a GAAP basis) to tangible common equity and total assets (on a GAAP basis) to tangible assets, calculates our tangible book value per share, and reconciles return on average tangible common equity to its most comparable GAAP measure:

($ in thousands)	12/31/22	3/31/23	6/30/23
Tangible Common Equity:			
Total Shareholders' Equity	$484,563	$494,757	$500,290
Adjustments			
Goodwill	(71,498)	(71,498)	(71,498)
Core Deposit Intangible	(3,718)	(3,481)	(3,246)
Tangible Common Equity	**$409,347**	**$419,778**	**$425,546**
Tangible Assets:			
Total Assets - GAAP	3,919,058	4,110,084	4,075,618
Adjustments			
Goodwill	(71,498)	(71,498)	(71,498)
Core Deposit Intangible	(3,718)	(3,481)	(3,246)
Tangible Assets	**$3,843,842**	**$4,035,105**	**$4,000,874**
Common Shares Outstanding	18,965,776	18,992,903	18,995,303
Tangible Common Equity to Tangible Assets Ratio	**10.65%**	**10.40%**	**10.64%**
Tangible Book Value Per Share	**$21.58**	**$22.10**	**$22.40**
Average Tangible Common Equity:			
Average Shareholders' Equity	$477,964	492,300	500,062
Adjustments			
Goodwill	(71,498)	(71,498)	(71,498)
Core Deposit Intangible	(3,882)	(3,636)	(3,400)
Average Tangible Common Equity	**$402,584**	**$417,166**	**$425,164**
Net Income Available to Common Shareholders	$17,581	10,970	10,949
Return on Average Tangible Common Equity	**17.33%**	**10.66%**	**10.33%**

RBB BANCORP
皇佳商業金融